UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2014

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2014, Hudson Valley Holding Corp. (the “Company”), issued a press release announcing the retirement of James J. Landy from the officer position of Executive Chairman of the Company and Hudson Valley Bank, N.A (the “Bank”), its operating subsidiary, effective December 31, 2014. Mr. Landy will remain as non-executive Chairman of the Board of both the Company and the Bank.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated April 29, 2014, announcing the retirement of James J. Landy as Executive Chairman of the Company and the Bank.

The press release in Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purpose of the Securities and Exchange Act of 1934, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

May 2, 2014	By:	James P. Blose

Name: James P. Blose
Title: Executive Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated April 29, 2014, announcing the retirement of James J. Landy as Executive Chairman of the Company and the Bank.